M3Sixty Funds Trust N-CSR/A

Exhibit 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Randy Linscott, Principal Executive Officer of the M3Sixy Funds Trust (the “Trust") certify that:

1.	The N-CSR/A of the Cognios Large Cap Value Fund, the Cognios Large Cap Growth Fund and the Cognios Market Neutral Large Cap Fund, each a series of the Trust, for the fiscal year ended June 30, 2018 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Randy Linscott
Randy Linscott
Principal Executive Officer

Date:	April 17, 2019

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO M3SIXTY ADMINISTRATION, LLC AND WILL BE RETAINED BY M3SIXTY ADMINISTRATION, LLC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Larry E. Beaver, Jr., Acting Principal Financial Officer of the M3Sixty Funds Trust (the “Trust") certify that:

1.	The N-CSR/A of the Cognios Large Cap Value Fund, the Cognios Large Cap Growth Fund and the Cognios Market Neutral Large Cap Fund, each a series of the Trust, for the fiscal year ended June 30, 2018 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Larry E. Beaver, Jr.
Larry E. Beaver, Jr.
Acting Principal Financial Officer

Date:	April 17, 2019

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO M3SIXTY ADMINISTRATION, LLC. AND WILL BE RETAINED BY M3SIXTY ADMINISTRATION, LLC AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.